Exhibit 10.56

Lock-Up Waiver

June 6, 2025

Core Company Securityholders listed on Exhibit A attached hereto

Re:	XCF Global Capital, Inc. (the “Company”)

Ladies and Gentlemen:

Reference is made to the Support Agreements listed on Exhibit A attached hereto (as may be amended, supplemented or otherwise modified from time to time, collectively, the “Support Agreements”) by and among the Company, Focus Impact BH3 Acquisition Company, a Delaware corporation (the “SPAC”), Focus Impact BH3 Newco, Inc., a Delaware corporation (“NewCo”), and the respective Core Company Securityholders listed on Exhibit A attached hereto.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the applicable Support Agreement.

Under Section 4.01(b) of the applicable Support Agreement (the “Lock-up Provision”), you agreed that you would not, except for Permitted Transfers, Transfer or permit any Transfer of any Covered Shares that you own for the duration of the Lock-up Period.

This letter confirms that, contingent upon and effective as of the consummation of the transactions contemplated under the BCA, each of the Company, the SPAC, and NewCo hereby waives the application of the Lock-up Provision with respect to your Covered Shares.  For the avoidance of doubt, the foregoing waiver shall also apply to the Covered Shares held by any transferee of your Covered Shares in a Permitted Transfer.

Except as expressly provided herein, the Support Agreements shall otherwise remain in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with their terms.  This letter is limited precisely as written and shall not be deemed to be an amendment, modification or waiver of any other term or condition of the Support Agreements.

 [Signature page follows]

[Signature Page to Support Agreements Lock-up Waiver]

Very truly yours,

XCF GLOBAL CAPITAL, INC.

By:	/s/ Mihir Dange
Name: Mihir Dange
Title: Chief Executive Officer

FOCUS IMPACT BH3 ACQUISITION COMPANY

By:	/s/ Carl Stanton
Name: Carl Stanton
Title: Chief Executive Officer

FOCUS IMPACT BH3 NEWCO, INC.

By:	/s/ Carl Stanton
Name: Carl Stanton
Title: Chief Executive Officer

[Signature Page to Support Agreements Lock-up Waiver]

EXHIBIT A
SUPPORT AGREEMENTS